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                                 EXHIBIT 21.1

                           SUNGARD DATA SYSTEMS INC.
                        SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY (JURISDICTION OF INCORPORATION)
--------------------------------------------------


SUNGARD DATA SYSTEMS INC. (DELAWARE)
  SUNGARD INVESTMENT VENTURES, INC. (DELAWARE)
    BANCWARE, INC. (MASSACHUSETTS)
    COGNISOURCE LTD. (DELAWARE)
    FDP CORP. (FLORIDA)
      EXISTENTIAL SYSTEMS, INC. (COLORADO)
      FDP EUROPE LIMITED (SCOTLAND)
      FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED (SOUTH AFRICA) FINANCIAL DATA PLANNING CORP. (DELAWARE)
    FINANCE DEVELOPMENT INC. (DELAWARE)
      AUTOMATED HOLDINGS INC. (DELAWARE) (1)
         AUTOMATED SECURITIES CLEARANCE, LTD. (NEW JERSEY)
              AUTOMATED SECURITIES CLEARANCE (EUROPE) LIMITED (ENGLAND/WALES) SUNGARD GLOBAL EXECUTION SERVICES LLC (NEW YORK)
              TOLL ASSOCIATES L.L.C. (DELAWARE)
    MACESS CORPORATION (ALABAMA)
    MICROHEDGE INC. (ILLINOIS)
    OSHAP TECHNOLOGIES LTD. (ISRAEL)
      OSHAP SOFTWARE INDUSTRIES LTD. (ISRAEL)
         MINORCA CORPORATION NV (DUTCH ANTILLES)
              TP TECHNOLOGIES S.A. (BELGIUM) (2)
                    DECALOG NV (THE NETHERLANDS) (3)
                         DECALOG SOFTWARE DISTRIBUTION, INC. (DELAWARE) DECALOG GENIE INFORMATIQUE S.A.S. (FRANCE)
                              CADEXTAN S.A. (FRANCE)
                              DECALOG (1991) LTD. (ISRAEL)
                              DECALOG, INC. (MASSACHUSETTS)
                              DECALOG (U.K.) LTD. (ENGLAND/WALES)
                    MINT SOFTWARE TECHNOLOGIES LTD. (ISRAEL) (4)
                         MANOF SYSTEMS EUROPE SA (BELGIUM)
                         MINT COMMUNICATION SYSTEMS LTD. (ENGLAND/WALES)
                         MINT SYSTEMS AG (SWITZERLAND)
                         MINT TECHNOLOGIES GMBH (GERMANY)
                         SUNGARD BUSINESS INTEGRATION INC. (DELAWARE)
    PEAK 1 RESOURCES, INC. (COLORADO)
    PLAID BROTHERS SOFTWARE, INC. (CALIFORNIA)
    PORTFOLIO VENTURES INC. (DELAWARE)
    SIS EUROPE HOLDINGS INC. (DELAWARE)
      SUNGARD FINANCE SAS (FRANCE)
      SUNGARD INVESTMENT SYSTEMS S.A. (SWITZERLAND)
      SUNGARD SYSTEMS LUXEMBOURG S.A. (LUXEMBOURG)
      SUNGARD SYSTEMS NORWAY AS (NORWAY)
    SSI 2 INC. (DELAWARE)
    SUNGARD ASSET MANAGEMENT SYSTEMS INC. (DELAWARE)
      WORLD SYSTEMS INC. (DELAWARE)
    SUNGARD BI-TECH INC. (DELAWARE)
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NAME OF SUBSIDIARY (JURISDICTION OF INCORPORATION)
-------------------------------------------------

     SUNGARD BSR INC. (DELAWARE)
     SUNGARD BUSINESS SYSTEMS INC. (DELAWARE)
     SUNGARD CANADA HOLDINGS INC. (DELAWARE)
       SUNGARD CANADA NOVA SCOTIA CORPORATION (NOVA SCOTIA)
          2732-9994 QUEBEC INC. (QUEBEC)
                SUNGARD EMS INC. (CANADA) (5)
          TRUERISK CORPORATION (NOVA SCOTIA)
     SUNGARD COMPUTER SERVICES INC. (PENNSYLVANIA)
       SUNGARD RECOVERY SERVICES LP (6)
          SRS DEVELOPMENT INC. (DELAWARE)
                SUNGARD DEVELOPMENT CORPORATION (DELAWARE)
          SUNGARD LATINOAMERICA, S.A. DE C.V. (MEXICO)
          SUNGARD RECOVERY SERVICES LTD. (CANADA)
       SUNGARD FINANCE LLC (NEW YORK)
       SUNGARD PARTNER LLC (PENNSYLVANIA)
     SUNGARD CORBEL INC. (CALIFORNIA)
     SUNGARD DIS INC. (DELAWARE)
       SUNGARD DEALING SYSTEMS PTY LIMITED (AUSTRALIA)
       SUNGARD DEALING SYSTEMS (T) CO. LTD. (THAILAND)
       SUNGARD SYSTEMS MALAYSIA SDN BHD (MALAYSIA)
     SUNGARD/DML INC. (DELAWARE)
     SUNGARD ENERGY SYSTEMS INC. (DELAWARE)
     SUNGARD EPROCESS INTELLIGENCE INC. (DELAWARE)
       MICROBANK SOFTWARE CANADA INC. (CANADA)
       SUNGARD EPROCESS INTELLIGENCE ASIA PACIFIC PTE LTD (SINGAPORE)
       SUNGARD EPROCESS INTELLIGENCE GMBH (SWITZERLAND)
     SUNGARD EXCHANGE NETWORK SYSTEMS INC. (DELAWARE)
     SUNGARD EXPERT SOLUTIONS INC. (UTAH)
     SUNGARD FINANCIAL SYSTEMS INC. (DELAWARE)
       SUNGARD INSURANCE SYSTEMS INC. (DELAWARE)
     SUNGARD HOLDINGS LIMITED (ENGLAND/WALES) (7)
       SUNGARD GLOBAL EXECUTION SERVICES LIMITED (ENGLAND)
          SGES NOMINEES LIMITED (ENGLAND)
       SUNGARD INVESTMENT SYSTEMS U.K., LIMITED (ENGLAND)
          LONSDALE CHETWYN HOLDINGS LIMITED (ENGLAND)
          PORTFOLIO ADMINISTRATION (CHANNEL ISLANDS) LIMITED (CHANNEL ISLANDS) SUNGARD SYSTEMS LIMITED (ENGLAND/WALES)
       SUNGARD TREASURY SYSTEMS UK LIMITED (ENGLAND/WALES)
     SUNGARD INSTITUTIONAL BROKERAGE INC. (NEW YORK)
     SUNGARD INVESTMENT PRODUCTS INC. (DELAWARE)
     SUNGARD INVESTMENT SYSTEMS INC. (DELAWARE)
     SUNGARD NETWORK SOLUTIONS INC. (DELAWARE)
     SUNGARD PENTAMATION INC. (PENNSYLVANIA)
     SUNGARD PORTFOLIO SOLUTIONS INC. (DELAWARE)
       SHAWDATA SERVICES CANADA, INC. (CANADA)
     SUNGARD/RPM CONSULTING INC. (PENNSYLVANIA)
     SUNGARD SHAREHOLDER SYSTEMS INC. (DELAWARE)
     SUNGARD SYSTEMS INTERNATIONAL INC. (PENNSYLVANIA)
       INFINITY FINANCIAL TECHNOLOGY GMBH (GERMANY)
       INFINITY FINANCIAL TECHNOLOGY SARL (FRANCE)
       INFINITY SALES CORPORATION (BARBADOS)
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NAME OF SUBSIDIARY (JURISDICTION OF INCORPORATION)
--------------------------------------------------

          JAEGER & PARTNER ASSET- & LIABILITY MANAGEMENT AG (SWITZERLAND) RIOFIN LIMITED (ENGLAND/WALES)
          SUNGARD AG (SWITZERLAND)
          SUNGARD FRANCE SARL (FRANCE)
          SUNGARD IBERIA, S.L. (SPAIN)
          SUNGARD ITALIA, S.R.L. (ITALY)
          SUNGARD MARKETS AB (SWEDEN)
             FRONT CAPITAL SYSTEMS AB (SWEDEN)
             FRONT CONSULTING AB (SWEDEN)
                   PROSOFTIA UNIVERSITY AB (SWEDEN)
          SUNGARD SOFTWARE, INC. (DELAWARE)
          SUNGARD SYSTEMS GMBH (GERMANY)
          SUNGARD SYSTEMS HONG KONG LIMITED (HONG KONG)
          SUNGARD SYSTEMS JAPAN KK (JAPAN)
          SUNGARD SYSTEMS KOREA LTD. (KOREA)
          SUNGARD SYSTEMS PTY LIMITED (AUSTRALIA)
             SUNGARD EBS ASIA PACIFIC PTY LIMITED (AUSTRALIA)
             SUNGARD SUPERANNUATION PTY LIMITED (AUSTRALIA)
          SUNGARD SYSTEMS SINGAPORE PTE LIMITED (SINGAPORE)
        SUNGARD TREASURY SYSTEMS INC. (CALIFORNIA)
          MULTINATIONAL COMPUTER MODELS LIMITED (ENGLAND)
          SUNGARD SYSTEMS NZ LIMITED (NEW ZEALAND)
        SUNGARD TRUST SYSTEMS INC. (NORTH CAROLINA)
        TIGER SYSTEMS, INC. (DELAWARE)
          TIGER SYSTEMS LIMITED (ENGLAND/WALES)
        TURN DEVELOPMENT CORPORATION (DELAWARE)
        WALL STREET CONCEPTS INC. (NEW YORK)


NOTES:
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(1)  Jointly owned by Finance Development Inc. and Turn Development Corporation.
(2)  Jointly owned by Minorca Corporation NV and Oshap Software Industries Ltd.
(3)  Jointly owned by TP Technologies S.A. and Oshap Software Industries Ltd.
(4)  Jointly owned by TP Technologies S.A. and Oshap Technologies Industries
     Ltd.
(5) Jointly owned by 2732-9964 Quebec Inc. and SunGard Canada Nova Scotia Corporation.
(6) General partnership interest owned by SunGard Computer Services Inc. and limited partnership interest owned by SunGard Partner LLC.
(7) Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and SunGard Treasury Systems Inc.